                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) June 28, 1999


                          PROFESSIONAL BANCORP, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

PENNSYLVANIA                        0-11223                       95-3701137
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
    of incorporation)             File Number)                Identification No)


606 BROADWAY, SANTA MONICA, CA                                      90401
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (310) 458-1521

ITEM 5.  OTHER EVENTS

     On June 28, 1999, Professional Bancorp, Inc. (the "Company") announced through the attached press release that the Company has agreed in principle to terms of a transaction under which it and its wholly owned subsidiary First Professional Bank, N.A. are to be acquired by FirstFed Financial Corp.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PROFESSIONAL BANCORP, INC

Date:  June 28, 1999                           By: /s/ Eric J. Woodstrom
                                               -------------------------------
                                               Acting Chief Financial Officer


                                 EXHIBIT INDEX


     Exhibit No.                                  Description
     -----------                                  -----------

     1             Press Release, dated June 28, 1999, announcing the
proposed agreement with FirstFed Financial Corp.